Prepaid expenses and other current assets	3 Months Ended
Mar. 31, 2022
Prepaid expenses and other current assets
Prepaid expenses and other current assets

8. Prepaid expenses and other assets (current)

Prepaid expenses and other current assets as of March 31, 2022 amounted to EUR 72,281k (December 31, 2021: 49,244k) mainly include invoices for the GSK compensation of EUR 42,366k (December 31, 2021; EUR 0k). For more details we refer to note 3.6. In addition, other assets include further prepayments for material in the amount of EUR 4,054k (December 31, 2021:EUR 5,724k) and tax claims against the tax authorities of EUR 17,191 (December 31, 2021: EUR 32,251k). At March 31, 2022, the net amount of VAT is reflected in the other current assets These net amounts of VAT refund claims and VAT payables do not bear interest and are reported to the tax authorities on a monthly basis.